CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares shares in Thousands	Dec. 31, 2021	Dec. 31, 2020
Common stock, par value (in usd per share)	$ 0.00001	$ 0.01
Ordinary shares, shares outstanding (in shares)	60,172	251,084
Noble Finance Company
Common stock, par value (in usd per share)	$ 0.10	$ 0.10
Ordinary shares, shares outstanding (in shares)	261,246	261,246